EXHIBIT 21.1
VERIS RESIDENTIAL, INC.

Subsidiary	State of Incorporation or Organization
1 WATER STREET L.L.C.	NY
3 CAMPUS REALTY LLC	DE
6 BECKER URBAN RENEWAL, L.L.C.	NJ
14/16 SKYLINE REALTY L.L.C.	NY
25 CC BONDS, L.L.C.	NJ
55 CORPORATE PARTNERS L.L.C.	DE
55 CORPORATE REALTY L.L.C.	DE
65 LIVINGSTON HOLDING L.L.C.	NJ
65 LIVINGSTON TENANT L.L.C.	NJ
85 LIVINGSTON URBAN RENEWAL, L.L.C.	NJ
101 HUDSON HOLDING L.L.C.	DE
101 HUDSON REALTY L.L.C.	DE
107 MORGAN TIC I, L.L.C.	NJ
107 MORGAN TIC II, L.L.C.	NJ
150 MAIN STREET, L.L.C.	DE
335 WASHINGTON REALTY, L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
COLUMBIA ROAD OWNERS LLC	DE
COLUMBIA ROAD PARTNERS LLC	DE
DISTRICT KITCHEN HOSPITALITY L.L.C.	NJ
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN ROSEWOOD UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
GARDEN STATE CAFÉ LICENSING L.L.C.	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
HANOVER 3201 REALTY L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ

HARBORSIDE HOSPITALITY CORP.	NJ
HARBORSIDE MANAGEMENT COMPANY L.L.C.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HILLSBOROUGH 206 HOLDINGS L.L.C.	NJ
JAMES URBAN RENEWAL, L.L.C.	NJ
JAMES URBAN RENEWAL 2, L.L.C.	NJ
JAMES URBAN RENEWAL 3, L.L.C.	NJ
LIBERTY TOWERS TIC I, L.L.C.	DE
LIBERTY TOWERS TIC II, L.L.C.	DE
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C SO. PIER L.L.C.	DE
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
VERIS RESIDENTIAL ACQUISITION CORP.	DE
MACK-CALI REALTY, L.P.	DE
VERIS RESIDENTIAL SERVICES, INC.	NJ
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI SUB XVII, INC.	DE
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MARTINE OWNERS L.L.C.	NY
MC 55 CORPORATE DRIVE L.L.C.	DE
MC 55 CORPORATE MANAGER L.L.C.	DE

MC COLUMBIA ROAD LLC	DE
MC SYLVAN/CAMPUS HOSPITALITY L.L.C.	NJ
MC FREE WI-FI L.L.C.	NJ
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC PARSIPPANY HOSPITALITY CORP.	NJ
MC PIGGYBACK HOSPITALITY L.L.C.	NJ
MC PLAZA 8-9 PM L.L.C.	NJ
MC PORT IMPERIAL HOTEL L.L.C.	NJ
MC PORT IMPERIAL HOTEL II, L.L.C.	DE
MC PORT IMPERIAL HOTEL TRS L.L.C.	NJ
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
VERIS RESIDENTIAL NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NORTH RETAIL II, L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PARCEL 2 L.L.C.	NJ
MC ROSELAND PORTSIDE AT PIER ONE L.L.C.	DE
MC ROSELAND PORTSIDE L.L.C.	DE
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND WASHINGTON STREET, L.P.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC SOHO LOFTS TIC I, L.L.C.	DE
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
ONE CAMPUS ASSOCIATES, L.L.C.	DE
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
OVERLOOK RIDGE APARTMENTS INVESTORS LLC	DE
PARCEL 1-3 AT PORT IMPERIAL LLC	NJ
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PARCEL 8-9 AT PORT IMPERIAL LLC	NJ

PARCEL 16 AT PORT IMPERIAL LLC	NJ
PARK RIDGE LICENSE SUB LLC	DE
PORT IMPERIAL PARK URBAN RENEWAL LLC	NJ
PARSIPPANY 202 REALTY L.L.C.	NJ
PARSIPPANY HANOVER REALTY II L.L.C.	NJ
PH URBAN RENEWAL LLC	NJ
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL MARINA L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL RRT PARTNER L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS L.L.C.	DE
PORTSIDE HOLDINGS L.L.C.	DE
PORTSIDE MASTER COMPANY, L.L.C.	NJ
PRUROSE MARBELLA I, L.L.C.	DE
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL L.L.C.	NJ
ROSEGARDEN MONACO, L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND 40 PARK, L.L.C.	DE
ROSELAND ACQUISITION CORP.	DE
ROSELAND BB HOSPITALITY, L.L.C.	NJ
ROSELAND BB PARTNER, L.L.C.	NJ
ROSELAND FREEHOLD, L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND HOTEL UNIT, L.L.C.	NJ
VERIS RESIDENTIAL MANAGEMENT COMPANY, L.L.C.	DE
VERIS RESIDENTIAL MANAGEMENT SERVICES, L.P.	NJ
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ

ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
VERIS RESIDENTIAL DEVELOPMENT, LLC	NJ
VERIS RESIDENTIAL PARTNERS, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
VERIS RESIDENTIAL TRUST	MD
ROSELAND RESIDENTIAL UNIT, L.L.C.	NJ
ROSEWOOD MORRISTOWN, L.L.C.	NJ
RRT 2 CAMPUS L.L.C.	NJ
RRT 95 MORGAN, L.L.C.	NJ
SH HOTEL UNIT, L.L.C.	NJ
SH RESIDENTIAL UNIT, L.L.C.	NJ
SYLVAN/CAMPUS REALTY L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ
XS HOTEL ASSOCIATES LLC	NJ
XS HOTEL URBAN RENEWAL ASSOCIATES LLC	NJ